Exhibit 99.1

               S1 CORPORATION REPORTS SECOND QUARTER 2006 RESULTS

               Sequential Revenue Growth in Both Business Segments
                        Contributes to Strong Performance

Atlanta, August 8, 2006 -- S1 Corporation (Nasdaq:SONE), a leading global provider of customer interaction financial and payment solutions, today announced financial results for the second quarter ended June 30, 2006.

     o Revenue for the second quarter was $46.7 million compared to $43.4 million in the quarter ended March 31, 2006, an eight percent increase.

     o The second quarter results included presenting the FRS business, the Risk and Compliance Segment, in discontinued operations.

     o The loss from continuing operations was $1.1 million, including approximately $1.1 million in stock-based compensation recorded with the adoption of SFAS 123R and $549,000 of restructuring costs in the second quarter. Excluding stock-based compensation and restructuring charges, the Company generated income from continuing operations of $599,000 in the second quarter.

     o Second quarter operating results included $728,000 of costs associated with the exploration of strategic alternatives announced on May 3, 2006 and $350,000 related to the settlement of a disputed patent claim.

     o Adjusted EBITDA for the quarter was $3.0 million. The Company ended the quarter with $112 million in cash and investments. Adjusted EBITDA is described, and reconciled to our GAAP operating loss below (1).

Further highlights for our Enterprise Segment, which represents North America retail banking solutions, global wholesale banking solution, and State Farm; and the Postilion Segment, which represents the community financial business, global ATM/payments business, and the retail banking business outside of North America, for second quarter are presented below.

     o The Enterprise Segment had revenue of $28.3 million, up $2.4 million from the first quarter of 2006, and generated an operating loss of $1.8 million, including approximately $818,000 of the stock-based compensation and $330,000 of facilities restructuring.

     o The Enterprise business continues to make progress against its goal of upgrading customers to the latest versions of its software applications, which will improve customer satisfaction and reduce operating costs. The success of its Managed Introduction Program is reflected in the positive reception the Company is getting from customers involved with the product and organizational readiness plan for the Enterprise 3.5 suite.

     o The Postilion Segment had revenue of $18.4 million, up $860,000 from the first quarter of 2006, and an operating loss of $58,000, including approximately $316,000 of the stock-based compensation and $219,000 of facilities restructuring.

     o The Postilion business attracted new financial institutions, processors and retailers from around the world to its customer base. Product development of the next generation solution is on target, and the Company plans to preview this product to its customers next month at S1's annual customer conference.

"I'm proud that our team delivered another solid quarter, showing continued improvement in revenue, cost containment and customer satisfaction," said James
S. Mahan III, Chairman and CEO of S1 Corporation. "As we prepare to more broadly deliver our next generation software solutions later this fall, the substantial progress we are making in every facet of the business gives us a solid foundation for capitalizing on the growing demand for integrated, multi-channel software solutions."

(1) ADJUSTED EBITDA RECONCILIATION
         Operating loss                          $      (1,861)
         Stock based compensation                        1,134
         Restructuring costs                               549
         Depreciation                                    1,971
         Amortization                                    1,234
                                                 -------------
ADJUSTED EBITDA                                  $       3,027
                                                 =============

(1) NON-GAAP MEASURES

The financial results reported in this press release have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). In addition to the GAAP results, the Company has provided information for the quarters ended December 31, 2005, March 31, 2006 and June 30, 2006 on a non-GAAP basis to exclude the effect of depreciation, amortization, restructuring charges and stock based compensation expense. This non-GAAP financial measure should not be considered a substitute for, or superior to, any measure derived in accordance with GAAP. These non-GAAP financial measures may also be inconsistent with the manner in which similar measures are derived or used by other companies. The Company believes that the non-GAAP financial measure provided, when considered in conjunction with comparable GAAP financial measures, facilitate understanding and evaluation of the Company's operating performance and future prospects, as well as comparisons with prior period results that did not include these charges. Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management's effectiveness with specific reference to this indicator. The Company has provided reconciling information in the attachment to this release.

CONFERENCE CALL INFORMATION

Company management will host a conference call for interested parties to discuss its second quarter results on Tuesday, August 8, 2006, at 5:00 p.m. EDT. A webcast of the call will be available through the Company's website, www.s1.com. The Company will not entertain questions and answers this quarter due to the process it is in of exploring strategic alternatives. The conference call will contain forward-looking statements and other material information. A replay of the call will be available through August 15, 2006 on the Company's website.

ABOUT S1

S1 Corporation (NASDAQ: SONE) delivers customer interaction software for financial and payment services and offers unique solution sets for financial institutions, retailers, and processors. S1 employs 1,500 people in operations throughout North America, Europe and Middle East, Africa, and Asia-Pacific regions. Worldwide, more than 3,000 customers use S1 software solutions, which are comprised of applications that address virtually every market segment and delivery channel. S1 partners with best-in-class organizations to provide flexible and extensible software solutions for its customers. Additional information about S1 is available at www.s1.com.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC's web site at www.sec.gov ) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as provided by law, we undertake no obligation to update any forward-looking statement.

Investor Contact:
John Stone
Chief Financial Officer, S1 Corporation
404.923.3500
john.stone@s1.com

Press Contact:
Chris Watson
Vice President of Marketing, S1 Corporation
404.923.6775
Chris.watson@s1.com

Table 1

                                 S1 CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except share and per share data)
                                   (Unaudited)

                                                                     THREE MONTHS ENDED              SIX MONTHS ENDED
                                                               ----------------------------    ----------------------------
                                                                6/30/2005       6/30/2006        6/30/2005      6/30/2006
                                                               ------------    ------------    ------------    ------------
REVENUES:
     Software licenses                                         $      8,051    $      6,369    $     17,629    $     12,412
     Support and maintenance                                         11,383          11,197          22,983          21,854
     Professional services                                           17,840          16,950          36,221          31,571
     Data center                                                      9,883          11,911          19,547          23,497
     Other                                                              334             312             637             845
                                                               ------------    ------------    ------------    ------------
           Total revenues                                            47,491          46,739          97,017          90,179
                                                               ------------    ------------    ------------    ------------
OPERATING EXPENSES:
     Cost of software licenses                                        1,427           1,062           2,641           2,092
     Cost of professional services, support and maintenance *        15,644          15,761          31,039          30,451
     Cost of data center *                                            4,439           5,759           9,288          11,175
     Cost of other revenue                                               42             133             250             449
     Selling and marketing *                                          8,130           6,683          15,064          12,558
     Product development *                                           10,228           9,876          21,392          19,483
     General and administrative *                                     6,020           6,479          12,651          12,195
     Restructuring costs                                                  -             549               -             882
     Depreciation                                                     2,375           1,971           4,693           3,723
     Amortization of other intangible assets                            328             327             657             654
                                                               ------------    ------------    ------------    ------------
           Total operating expenses                                  48,633          48,600          97,675          93,662
                                                               ------------    ------------    ------------    ------------
Operating (loss) income                                              (1,142)         (1,861)           (658)         (3,483)
Interest and other income, net                                          816           1,040           1,015           2,249
Income tax expense                                                       43            (263)           (329)           (654)
                                                               ------------    ------------    ------------    ------------
(Loss) income from continuing operations, net of tax           $       (283)   $     (1,084)   $         28    $     (1,888)
Gain (loss) from discontinued operations                              2,599          (1,027)          3,008            (667)
                                                               ------------    ------------    ------------    ------------
Net income (loss)                                              $      2,316    $     (2,111)   $      3,036    $     (2,555)
                                                               ============    ============    ============    ============

NET INCOME (loss) PER SHARE:
Basic:
Continuing operations                                          $      (0.01)   $      (0.02)   $       0.00    $      (0.03)
Discontinued operations                                                0.04           (0.01)           0.04           (0.01)
                                                               ------------    ------------    ------------    ------------
Net income (loss)                                              $       0.03    $      (0.03)   $       0.04    $      (0.04)
                                                               ============    ============    ============    ============
DILUTED:
Continuing operations                                          $      (0.01)   $      (0.02)   $       0.00    $      (0.03)
Discontinued operations                                                0.04           (0.01)           0.04           (0.01)
                                                               ------------    ------------    ------------    ------------
Net income (loss)                                              $       0.03    $      (0.03)   $       0.04    $      (0.04)
                                                               ============    ============    ============    ============

Weighted average common shares outstanding - basic               70,191,090      70,958,696      70,391,240      70,692,207
Weighted average common shares outstanding - diluted                    n/a             n/a      71,570,373             n/a

* Includes stock based compensation expense of:
     Cost of professional services, support and maintenance    $          -    $        125    $          -    $        287
     Cost of data center                                                  -              13               -              48
     Selling and marketing                                                -             345               -             756
     Product development                                                  -             176               -             571
     General and administrative                                           -             475               -             985
     Discontinued operations                                                             93                             156
                                                               ------------    ------------    ------------    ------------
                                                               $          -    $      1,227    $          -    $      2,803
                                                               ============    ============    ============    ============

Table 2

                                 S1 CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                          DECEMBER 31,      JUNE 30,
                                                              2005            2006
                                                          ------------    ------------
                                                                           (Unaudited)
                    ASSETS
Current assets:
  Cash and cash equivalents                               $     85,108    $     79,227
  Short-term investments                                        44,170          32,337
  Accounts receivable, net                                      48,659          56,291
  Prepaid expenses                                               4,885           4,381
  Other current assets                                           3,870           2,642
   Assets of business held for sale, net                             -           9,106
                                                          ------------    ------------
           Total current assets                                186,692         183,984
  Property and equipment, net                                   11,351          12,851
  Intangible assets, net                                        18,375          15,369
  Goodwill, net                                                125,808         125,299
  Other assets                                                   2,297           2,115
                                                          ------------    ------------
           Total assets                                   $    344,523    $    339,618
                                                          ============    ============

       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                        $      5,292    $      5,617
  Accrued compensation and benefits                              8,267           7,038
  Accrued other expenses and restructuring                      25,262          16,337
  Accrued purchase price consideration                          12,900               -
  Deferred revenues                                             27,499          32,102
  Current portion of capital lease obligation                    1,222           2,496
    Liabilities of business held for sale                            -          10,229
                                                          ------------    ------------
           Total current liabilities                            80,442          73,819
  Other liabilities                                             11,695          11,429
                                                          ------------    ------------
           Total liabilities                                    92,137          85,248
                                                          ------------    ------------
Stockholders' equity:
     Preferred stock                                            10,000          10,000
     Common stock                                                  744             750
     Additional paid-in capital                              1,915,617       1,920,695
     Treasury stock                                            (25,000)        (25,000)
     Accumulated deficit                                    (1,647,204)     (1,649,759)
     Accumulated other comprehensive income                     (1,771)         (2,316)
                                                          ------------    ------------
           Total stockholders' equity                          252,386         254,370
                                                          ------------    ------------
           Total liabilities and stockholders' equity     $    344,523    $    339,618
                                                          ============    ============

Table 3

                                 S1 CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)
                                   (Unaudited)

                                                                             SIX MONTHS ENDED
                                                                         ------------------------
                                                                          JUNE 30,      JUNE 30,
                                                                            2005          2006
                                                                         ----------    ----------
Cash flows from operating activities:
  Net income (loss)                                                      $    3,036    $   (2,555)
  Adjustments to reconcile net income (loss) to net cash provided by
   (used in) operating activities:
  Depreciation and amortization                                               7,580         6,479
  Gain on disposal of discontinued operations                                     -          (554)
  Provision for doubtful accounts receivable and billing adjustments          1,041         1,918
   Stock based compensation expense                                               -         2,803
  Changes in assets and liabilities, excluding effects of acquisition:
     Increase in accounts receivable                                         (4,405)      (13,752)
     Decrease (increase) in prepaid expenses and other assets                 2,363          (320)
    (Decrease) increase in accounts payable                                  (1,536)          900
     Decrease in accrued expenses and other liabilities                     (14,505)       (9,725)
     Increase in deferred revenues                                            8,329        11,086
                                                                         ----------    ----------
       Net cash provided by (used in) operating activities                    1,903        (3,720)

       Net cash provided by (used in) investing activities                    9,400        (6,223)

       Net cash (used in) provided by  financing activities                  (4,071)        4,018
Effect of exchange rate changes on cash and cash equivalents                   (474)           44
                                                                         ----------    ----------
Net increase (decrease) in cash and cash equivalents                          6,758        (5,881)
Cash and cash equivalents at beginning of period                             43,223        85,108
                                                                         ----------    ----------
Cash and cash equivalents at end of period                               $   49,981    $   79,227
                                                                         ==========    ==========

Table 4

                                 S1 CORPORATION
                                 SEGMENT RESULTS
                     FOR THE QUARTER ENDED DECEMBER 31, 2005
                                 (In thousands)
                                   (Unaudited)

                                                ENTERPRISE     POSTILION       TOTAL
                                                ----------    ----------    ----------
REVENUES:
  Software licenses                             $    2,433    $    2,834    $    5,267
  Support and maintenance                            5,744         4,609        10,353
  Professional services                             10,816         2,061        12,877
  Data center                                        4,283         5,989        10,272
  Other                                                716           190           906
                                                ----------    ----------    ----------
Total revenue:                                      23,992        15,683        39,675
                                                ----------    ----------    ----------

OPERATING EXPENSES:
  Cost of software licenses                            612           642         1,254
  Cost of professional services,
    support and maintenance                         11,928         5,087        17,015
  Cost of data center                                2,775         2,424         5,199
  Cost of other revenue                                801           276         1,077
  Selling and marketing                              2,593         3,115         5,708
  Product development                                7,126         1,851         8,977
  General and administrative                         4,257         3,463         7,720
  Restructuring costs                                5,866         4,909        10,775
  Depreciation                                       1,274           791         2,065
  Amortization of other intangible assets              100           222           322
                                                ----------    ----------    ----------
           Total operating expenses                 37,332        22,780        60,112
                                                ----------    ----------    ----------

Operating loss                                  $  (13,340)   $   (7,097)   $  (20,437)
                                                ==========    ==========    ==========

Adjusted EBITDA                                 $   (5,653)   $     (716)   $   (6,369)
                                                ==========    ==========    ==========

Reconciliation to Adjusted EBITDA:
  Operating loss                                $  (13,340)   $   (7,097)   $  (20,437)
  Restructuring                                      5,866         4,909        10,775
  Depreciation                                       1,274           791         2,065
  Amortization                                         547           681         1,228
                                                ----------    ----------    ----------
Adjusted EBITDA                                 $   (5,653)   $     (716)   $   (6,369)
                                                ==========    ==========    ==========

Table 5

                                 S1 CORPORATION
                                 SEGMENT RESULTS
                      FOR THE QUARTER ENDED MARCH 31, 2006
                                 (In thousands)
                                   (Unaudited)

                                                ENTERPRISE     POSTILION       TOTAL
                                                ----------    ----------    ----------
REVENUES:
  Software licenses                             $    2,870    $    3,173    $    6,043
  Support and maintenance                            5,522         5,135        10,657
  Professional services                             12,123         2,498        14,621
  Data center                                        5,211         6,375        11,586
  Other                                                165           368           533
                                                ----------    ----------    ----------
Total revenue:                                      25,891        17,549        43,440
                                                ----------    ----------    ----------

OPERATING EXPENSES:
  Cost of software licenses                            595           435         1,030
  Cost of professional services,
    support and maintenance *                        9,711         4,979        14,690
  Cost of data center *                              2,672         2,744         5,416
  Cost of other revenue                                 17           299           316
  Selling and marketing *                            2,639         3,236         5,875
  Product development *                              7,859         1,748         9,607
  General and administrative *                       2,911         2,805         5,716
  Restructuring costs                                  307            26           333
  Depreciation                                       1,089           663         1,752
  Amortization of other intangible assets              103           224           327
                                                ----------    ----------    ----------
           Total operating expenses                 27,903        17,159        45,062
                                                ----------    ----------    ----------

Operating (loss) income                         $   (2,012)   $      390    $   (1,622)
                                                ==========    ==========    ==========

Adjusted EBITDA                                 $    1,069    $    2,140    $    3,209
                                                ==========    ==========    ==========

Reconciliation to Adjusted EBITDA:
  Operating (loss) income                       $   (2,012)   $      390    $   (1,622)
  Stock based compensation                           1,135           378         1,513
  Restructuring                                        307            26           333
  Depreciation                                       1,089           663         1,752
  Amortization                                         550           683         1,233
                                                ----------    ----------    ----------
Adjusted EBITDA                                 $    1,069    $    2,140    $    3,209
                                                ==========    ==========    ==========

* Includes stock based compensation costs of:
  Cost of professional services,
    support and maintenance                            130            32           162
  Cost of data center                                   22            13            35
  Selling and marketing                                317            94           411
  Product development                                  388             7           395
  General and administrative                           278           232           510
  Discontinued operations                                -             -             -

Table 6

                                 S1 CORPORATION
                                 SEGMENT RESULTS
                       FOR THE QUARTER ENDED JUNE 30, 2006
                                 (In thousands)
                                   (Unaudited)

                                                ENTERPRISE    POSTILION       TOTAL
                                                ----------    ----------    ----------
REVENUES:
  Software licenses                             $    2,591    $    3,778    $    6,369
  Support and maintenance                            6,353         4,844        11,197
  Professional services                             14,207         2,743        16,950
  Data center                                        5,079         6,832        11,911
  Other                                                100           212           312
                                                ----------    ----------    ----------
Total revenue:                                      28,330        18,409        46,739
                                                ----------    ----------    ----------

OPERATING EXPENSES:
  Cost of software licenses                            573           489         1,062
  Cost of professional services,
   support and maintenance *                        10,839         4,922        15,761
  Cost of data center *                              2,724         3,035         5,759
  Cost of other revenue                                 12           121           133
  Selling and marketing *                            3,010         3,673         6,683
  Product development *                              7,890         1,986         9,876
  General and administrative *                       3,376         3,103         6,479
  Restructuring costs                                  330           219           549
  Depreciation                                       1,276           695         1,971
  Amortization of other intangible assets              103           224           327
                                                ----------    ----------    ----------
           Total operating expenses                 30,133        18,467        48,600
                                                ----------    ----------    ----------

Operating loss                                  $   (1,803)   $      (58)   $   (1,861)
                                                ==========    ==========    ==========

Adjusted EBITDA                                 $    1,172    $    1,855    $    3,027
                                                ==========    ==========    ==========

Reconciliation to Adjusted EBITDA:
  Operating loss                                $   (1,803)   $      (58)   $   (1,861)
  Stock based compensation                             818           316         1,134
  Restructuring                                        330           219           549
  Depreciation                                       1,276           695         1,971
  Amortization                                         551           683         1,234
                                                ----------    ----------    ----------
Adjusted EBITDA                                 $    1,172    $    1,855    $    3,027
                                                ==========    ==========    ==========

* Includes stock based compensation costs of:
  Cost of professional services,
   support and maintenance                             111            14           125
  Cost of data center                                    8             5            13
  Selling and marketing                                256            89           345
  Product development                                  166            10           176
  General and administrative                           277           198           475
  Discontinued operations                                -             -             -

Table 7

                                 S1 CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except share and per share data)
                                   (Unaudited)

                                                          THREE MONTHS ENDED
                                                --------------------------------------
                                                12/31/2005    3/31/2006     6/30/2006
                                                ----------    ----------    ----------
REVENUES:
  Software licenses                             $    5,267    $    6,043    $    6,369
  Support and maintenance                           10,353        10,657        11,197
  Professional services                             12,877        14,621        16,950
  Data center                                       10,272        11,586        11,911
  Other                                                906           533           312
                                                ----------    ----------    ----------
        Total revenues                              39,675        43,440        46,739
                                                ----------    ----------    ----------
OPERATING EXPENSES:
  Cost of software licenses                          1,254         1,030         1,062
  Cost of professional services,
    support and maintenance *                       17,015        14,690        15,761
  Cost of data center *                              5,199         5,416         5,759
  Cost of other revenue                              1,077           316           133
  Selling and marketing *                            5,708         5,875         6,683
  Product development *                              8,977         9,607         9,876
  General and administrative *                       7,720         5,716         6,479
  Restructuring costs                               10,775           333           549
  Depreciation                                       2,065         1,752         1,971
  Amortization of other intangible assets              322           327           327
                                                ----------    ----------    ----------
           Total operating expenses                 60,112        45,062        48,600
                                                ----------    ----------    ----------
Operating (loss) income                            (20,437)       (1,622)       (1,861)
Interest and other income, net                         271         1,209         1,040
Income tax benefit (expense)                           359          (391)         (263)
                                                ----------    ----------    ----------
Loss from continuing operations, net of tax     $  (19,807)   $     (804)   $   (1,084)
Gain (loss) from discontinued operations            23,210           360        (1,027)
                                                ----------    ----------    ----------
Net income (loss)                               $    3,403    $     (444)   $   (2,111)
                                                ==========    ==========    ==========

NET INCOME (loss) PER SHARE:
BASIC:
Continuing operations                           $    (0.28)   $    (0.01)   $    (0.02)
Discontinued operations                               0.33          0.00         (0.01)
                                                ----------    ----------    ----------
Net income (loss)                               $     0.05    $    (0.01)   $    (0.03)
                                                ==========    ==========    ==========
DILUTED:
Continuing operations                           $    (0.28)   $    (0.01)   $    (0.02)
Discontinued operations                               0.33          0.00         (0.01)
                                                ----------    ----------    ----------
Net income (loss)                               $     0.05    $    (0.01)   $    (0.03)
                                                ==========    ==========    ==========

Weighted average common shares
 outstanding - basic and diluted                70,351,999    70,422,757    70,958,696

* Includes stock based compensation expense of:
  Cost of professional services,
   support and maintenance                      $        -    $      162    $      125
  Cost of data center                                    -            35            13
  Selling and marketing                                  -           411           345
  Product development                                    -           395           176
  General and administrative                             -           510           475
  Discontinued operations                                -            63            93
                                                ----------    ----------    ----------
                                                $        -    $    1,576    $    1,227
                                                ==========    ==========    ==========